                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 10, 2005

                     Tropical Sportswear Int'l Corporation
              (Exact name of registrant as specified in its charter)

       Florida                        0-23161                   59-3424305
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No.)

                     4902 W. Waters Avenue, Tampa, FL 33634
                    (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

           (Former name or former address, if changed since last report.)

Item 8.01  Other Events.

     Order And Findings Of Fact And Conclusions Of Law Authorizing And Approving
Motion Of The Debtors,  Tropical  Sportswear Int'l  Corporation,  et al., For An
Order  Authorizing The Sale Of Assets And Assumption And Assignment Of Executory
Contracts  And Leases To Perry Ellis  International,  Inc. Free And Clear Of All
Liens, Claims, Encumbrances And Interests was approved by Michael G. Williamson,
United States Bankruptcy Judge on February 10, 2005.

Item 9.01  Financial Statements and Exhibits

     (c)

     Exhibit 99.1 Order And Findings Of Fact And  Conclusions Of Law Authorizing
                  And Approving Motion Of  The Debtors For An Order  Authorizing
                  The Sale Of Assets And Assumption  And Assignment Of Executory
                  Contracts And Leases To Perry Ellis International,  Inc.  Free
                  And Clear Of All Liens, Claims, Encumbrances And Interests

                                SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       Tropical Sportswear Int'l Corporation

Date:    February 15, 2005             /s/ Robin J. Cohan
                                       Robin J. Cohan
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (in the dual capacity of duly authorized
                                       officer and principal accounting officer)